EXHIBIT 99.6

Correspondence to Employees

Dear Associates:
I am writing to share some exciting news about our company. Today, we announced that we have entered into a definitive merger agreement with Independence Realty Trust, Inc. (“IRT”). IRT is a
New York Stock Exchange listed company with a focus on multifamily properties. We believe the merger will join together two high-quality portfolios with complementary geographic footprints in the highly desirable Sunbelt region of the United States. On a pro forma basis, the combined company will own a portfolio of 131 apartment communities comprising 38,000 units across 16 markets. The combined company is expected to have a pro forma equity market capitalization of approximately $4 billion and a pro forma total enterprise value of approximately $7 billion.
To read more about the transaction, please read the joint investor presentation [link], joint press release [link] and an employee FAQ [link]. Additional information can be found in our Current Report on Form 8-K and its accompanying exhibits, which can be found [link].
We have scheduled a STAR update for tomorrow (Tuesday) at 10:00 am Pacific to discuss what the merger means to you and our company. I encourage everyone to attend to hear about this exciting new development.
Cautionary Statement Regarding Forward-Looking Statements
The information herein contains “forward-looking statements” within the meaning of Section 27A of the Securities
Act and Section 21E of the Exchange Act. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which STAR and IRT operate and beliefs of and assumptions made by STAR and IRT management, involve uncertainties that could significantly affect the financial results of STAR or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include,but are not limited to certain actions to be taken by STAR and IRT in connection with the closing of the merger and anticipated benefits of the merger. All statements that address financial and operating performance, events or developments that STAR expects or anticipates will occur or be achieved in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although STAR and IRT believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither STAR and IRT can give any assurances that such expectations will be attained. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: STAR’s and IRT’s ability to complete the merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and lender consents and satisfaction of other closing conditions to consummate the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of STAR and IRT management from ongoing business operations; failure to realize the expected benefits of the merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed merger, including resulting expense or delay; the risk that STAR’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the merger; effects relating to the announcement of the merger or any further announcements or the consummation of the merger on the market price of IRT common stock; the possibility that, if IRT does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of IRT common stock could decline; the value of STAR could decline; general adverse economic and local real estate conditions; the inability of residents to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; adverse changes in financial markets that result in increases in interest rates and reduced availability and increased costs of capital; increases in operating costs and real estate taxes; changes in the dividend policy for IRT common stock or IRT’s ability to pay dividends; changes in the distribution policy for STAR or STAR's ability to pay distributions; impairment charges; unanticipated changes in IRT’s intention or ability to prepay certain debt prior to maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting STAR and IRT, including those described from time to time under the caption “Risk Factors” and elsewhere in STAR’s and IRT’s SEC filings and reports, including IRT’s Annual Report on Form 10-K for the year ended December 31, 2020, STAR’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which STAR and IRT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by STAR and IRT on their respective websites or otherwise. Neither STAR nor IRT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.
Additional Information and Where to Find It
This communication relates to a proposed merger transaction pursuant to the terms of the Merger Agreement. In connection with the proposed merger transaction, IRT will file with the SEC a registration statement on Form S-4 to register the shares of IRT Common Stock to be issued in connection with the proposed merger transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of the Company and the stockholders of IRT. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document the Company and/or IRT may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND IRT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by IRT and/or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://www.steadfastliving.com or by contacting the Company’s Investor Relations Department by phone at +1-888-223-9951. Copies of the documents filed with the SEC by IRT will be available free of charge on IRT’s internet website at http://www.irtliving.com or by contacting IRT’s Investor Relations Department by email at IRT@edelman.com or by phone at +1-917-365-7979.
Participants in Solicitation
The Company, IRT, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on June 14, 2021. Information about the directors and executive officers of IRT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 18, 2021, and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.